UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1 Madison Ave., Suite 1600

New York, New York 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2026 annual meeting of stockholders (the “Annual Meeting”) of Franklin BSP Realty Trust, Inc. (the “Company”) was held on June 8, 2026.

At the Annual Meeting, stockholders voted on (i) the election of Pat Augustine, Richard J. Byrne, Joe Dumars, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny to the Company’s Board of Directors for one-year terms until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (iii) an advisory vote on the compensation of the Company’s Named Executive Officers.

The final results for each of these matters are as follows:

Proposal No. 1 - Election of Directors

Each of the following directors was elected to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Pat Augustine	44,197,399	1,506,854	194,804	13,533,732
Richard J. Byrne	43,144,273	2,561,401	193,383	13,533,732
Joe Dumars	44,744,702	962,737	191,618	13,533,732
Peter J. McDonough	41,074,290	4,631,801	192,966	13,533,732
Buford H. Ortale	44,184,291	1,521,395	193,371	13,533,732
Elizabeth K. Tuppeny	42,266,447	3,445,989	186,621	13,533,732

Proposal No. 2 - Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026:

The proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,612,929	616,987	202,873	--

Proposal No. 3 - Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,071,017	5,413,939	414,101	13,533,732

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Chief Operating Officer

Date: June 9, 2026